February 20, 2015

TOUCHSTONE STRATEGIC TRUST

Touchstone Large Cap Growth Fund

Supplement to the Prospectus, Summary Prospectus, and

Statement of Additional Information dated July 30, 2014

IMPORTANT NOTICE REGARDING

CHANGES IN INVESTMENT POLICY AND SUB-ADVISOR

As the investment advisor to Touchstone mutual funds, Touchstone Advisors, Inc. (“Touchstone”) regularly monitors each fund’s sub-advisor via a rigorous, five-part evaluation process.  Based on the application of this process, Touchstone proposed the replacement of the current sub-advisor of the Touchstone Large Cap Growth Fund (the “Fund”), Navellier & Associates, Inc. (“Navellier”), to the Board of Trustees of Touchstone Strategic Trust (the “Board”) at a meeting held on February 12, 2015.  The Board approved replacing Navellier with Rockefeller & Co., Inc., to take effect on or about May 4, 2015.

Rockefeller & Co., Inc. (“Rockefeller”) is a global asset management and investment advisory firm with responsibility for approximately $9.6 billion in net assets under management as of December 31, 2014.  Headquartered in New York City, Rockefeller was founded in 1882 by John D. Rockefeller to manage the Rockefeller Family’s personal and philanthropic interests.  Rockefeller was incorporated in 1979 and registered with the U.S. Securities and Exchange Commission in 1980 as an investment adviser.  Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families.  The Fund’s investment strategy reflects Rockefeller’s Global Sustainability & Impact Equity Strategy, which is managed by three portfolio managers and supported by a team of financial analysts and dedicated sustainability and impact analysts.

The Board also approved changes to the Fund’s name and 80% investment policy, also to take effect on or about May 4, 2015.  The Fund’s name will be changed to Touchstone Sustainability and Impact Equity Fund.  There are no changes to the investment objective of the Fund in connection with the change in sub-advisor; the investment objective will remain long-term growth of capital.

The Fund currently invests, under normal circumstances, at least 80% of its assets in common stocks of large-cap U.S. companies.  Effective on or about May 4, 2015, the Fund will invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies.  Concurrent with this change, the Fund’s benchmark will become the MSCI ACWI Index, which represents broad investment in equities of companies globally.  The Fund will invest in securities of any size, but will generally focus on larger, more established companies.  The Fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets.  Rockefeller classifies emerging and frontier markets as those countries not included in the MSCI World Index, a developed market index.

Rockefeller selects investments for the Fund based on an evaluation of a company’s financial condition and its sustainability practices.  Rockefeller applies bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations.  Rockefeller’s sustainability evaluation considers the company’s environmental, social and governance practices.  Rockefeller analyzes the potential social, environmental and governance impacts and risks of a company, considers how well the company manages these impacts and risks, and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.  Through this evaluation and ongoing engagement, Rockefeller seeks to support and encourage the company’s progress toward sustainability.

As a result of the changes described above, the Fund will no longer be non-diversified or invest a significant percentage of its assets in securities of one issuer (i.e., up to 10% of its total assets) or focus on a particular market sector.  In addition, Rockefeller does not intend to engage in frequent and active trading as part of its principal investment strategy.  The Fund will, however, be subject to certain additional principal risks including foreign securities and emerging markets risk, which will be set forth in an updated prospectus for the Fund.

After the Fund’s portfolio is repositioned, it is expected that, on or about May 13, 2015, the Fund will make a capital gains distribution to shareholders.  The Fund intends to make reasonable efforts to mitigate the tax impact to current shareholders.  Shareholders should consult their tax advisors regarding implications related to capital gains distributions.

Shareholders of the Fund will receive an Information Statement providing more information about Rockefeller prior to Rockefeller assuming its responsibilities as sub-advisor to the Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TEQAX-S1-1502